UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2026

Core Molding Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
(Address of principal executive office)		(Zip Code)
Registrant’s telephone number, including area code: (614) 870-5000
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CMT	NYSE American LLC
Preferred Stock purchase rights, par value $0.01	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Appointment of Certain Officers

Appointment of Chief Operating Officer

On September 28, 2026, Core Molding Technologies, Inc. (the “Company”) announced the promotion of Michael J. Gayford to Chief Operating Officer (“COO”), effective immediately. In his expanded role, Mr. Gayford will assume operational responsibility for the Company’s North American operations and continue to drive operational excellence, overseeing program management, advancing research and development initiatives, and executing strategic programs designed to accelerate growth and improve operational performance.

Mr. Gayford joined the Company in 2023 and has more than 25 years of manufacturing, engineering, and operational leadership experience, including 17 years in composite manufacturing. Since March 2023, Mr. Gayford was promoted to Executive Vice President of Operations in 2025, where he oversaw multi-site manufacturing operations across the United States and Canada, and led the company’s Advanced Manufacturing Engineering and Research and Development Organizations. Mr. Gayford earned his Bachelor of Science in Mechanical Engineering Technology from Alfred State College.

The Company is not aware of any family relationships among Mr. Gayford or any arrangements or understandings pursuant to which those persons have been, or are to be, selected as a director or executive office of the Company, other than arrangements or understandings with directors or executive officers acting solely in his capacity as executive officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	COO Promotion Announcement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

Date: September 28, 2026	By:	/s/ Alex J. Panda
	Name:	Alex J. Panda
	Title:	Executive Vice President, Treasurer, Secretary and Chief Financial Officer